FOR IMMEDIATE RELEASE

OPAL Fuels Appoints Scott Contino Interim Chief Financial Officer

WHITE PLAINS, N.Y. – (October 12, 2023) – OPAL Fuels Inc. (Nasdaq: OPAL), a vertically integrated producer and distributor of renewable natural gas and renewable electricity (the “Company”), today announced that Ann Anthony has notified the Company of her intention to resign as the Company’s Chief Financial Officer (“CFO”) to pursue another professional opportunity, and that Scott Contino, CFO of the Company’s sponsor, Fortistar, has been appointed as interim CFO. Mr. Contino has been part of the OPAL Fuels business since inception, and previously served as the CFO of its predecessor parent company.

Ms. Anthony’s departure date has not yet been determined but remains under discussion between the Company and Ms. Anthony. Mr. Contino will assist Ms. Anthony during the transition and take on the CFO role on the date of Ms. Anthony’s departure, once determined. The Board of Directors of the Company has commenced a search process for a permanent CFO.

Adam Comora, Co-Chief Executive Officer of OPAL Fuels, said, “We are proud of all that we have accomplished during Ann’s tenure - she was a key component of OPAL Fuels becoming a public company, raising capital, and executing on our growth plan. We appreciate Ann working with us to provide a smooth transition and thank her for all of her support. We wish her well in her new endeavors with an earlier stage growth company.”

Mr. Comora continued, “We are pleased to appoint Scott as interim CFO. Scott has the proven ability to help us continue the Company’s progress to maximize shareholder value. He is a seasoned CFO and an exceptional business leader who is well-suited to fill this interim role. Scott has been involved with the business for the last twenty-five years and his intimate familiarity with the business and his proven finance skills will provide steady leadership during our transition to a new CFO. Scott’s appointment reflects Fortistar’s continuing commitment to OPAL Fuels.”

Mr. Contino, age 56, has worked for over twenty-five years at Fortistar, a privately-owned investment firm that provides capital to build, grow and manage companies that address complex sustainability challenges. Mr. Contino has served as Fortistar’s CFO for the past eighteen years, where his principal responsibilities include company-wide accounting, tax, treasury, and insurance matters. Mr. Contino received an MBA from INSEAD and a bachelor’s degree from Georgetown University.

About OPAL Fuels Inc.
OPAL Fuels Inc. (Nasdaq: OPAL) is a leading vertically integrated producer and distributor of renewable natural gas (“RNG”) and renewable electricity. RNG is a proven low-carbon energy source that is rapidly decarbonizing multiple sectors including the transportation and utility industries. The Company delivers complete renewable solutions to customers and production partners. With a portfolio of 24 operating renewable energy projects, the Company is positioned to advance the clean energy transition in support of renewable energy for transportation, utilities, EV charging infrastructure, and hydrogen fuel solutions. To learn more about the Company and how it is leading the effort to capture North America’s harmful methane emissions and decarbonize the economy, please visit www.opalfuels.com.

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Forward-Looking Statements
Certain statements in this communication may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events or the Company’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include various factors beyond management’s control, including but not limited to general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in Quarterly Report on Form 10-Q filed on August 14, 2023 with the Securities and Exchange Commission, and other filings with the Securities and Exchange Commission. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

Disclaimer
This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact information

Investors
Todd Firestone
Vice President Investor Relations and Corporate Development
914-705-4001
investors@opalfuels.com

Media
Jason Stewart
Senior Director Public Relations and Marketing
914-421-5336
jstewart@opalfuels.com

ICR, Inc.
OPALFuelsPR@icrinc.com

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